UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2005 (November 4, 2005)
Baker Hughes Incorporated
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	1-9397 (Commission File No.)	76-0207995 (I.R.S. Employer Identification No.)

3900 Essex Lane, Houston, Texas (Address of Principal Executive Offices)	77027 (Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600

(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Item 8.01 Other Events.
On November 4, 2005, Mr. Alan R. Crain, Jr., Vice President and General Counsel of Baker Hughes Incorporated (the “Company”), entered into a Sales Plan with Morgan Stanley DW Inc. (“Sales Plan”). This Sales Plan is intended to comply with the requirements of Rule 10b5-1 promulgated by the Securities and Exchange Commission under Section 10(b) of the Securities Exchange Act of 1934. The Sales Plan covers the potential exercise of options and associated sale of up to 71,958 shares of the Company’s Common Stock during the period commencing on December 6, 2005 and ending on March 3, 2007, unless terminated earlier under certain circumstances.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED
Dated: November 7, 2005	By:	/s/ Sandra E. Alford
Sandra E. Alford
Corporate Secretary